United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended March 31, 2014

Statement of Income (Loss)

Income
Realized Trading Gain on Futures	$9,277,895
Realized Trading Gain on Foreign Currency Transactions	4
Unrealized (Loss) on Market Value of Futures	(3,244,378)
Unrealized Gain on Foreign Currency Translations	2
Interest Income	25,442
ETF Transaction Fees	1,750
Total Income (Loss)	$6,060,715

Expenses
General Partner Management Fees	$453,052
Brokerage Commissions	36,391
Tax Reporting Fees	26,710
Audit Fees	9,393
Non-interested Directors' Fees and Expenses	7,173
Prepaid Insurance Expense	4,097
Legal Fees	1,872
Total Expenses	$538,688
Net Income	$5,522,027

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 3/1/14	$548,201,958
Additions (300,000 Shares)	17,601,359
Net Income	5,522,027

Net Asset Value End of Month	$571,325,344
Net Asset Value Per Share (9,750,000 Shares)	$58.60

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended March 31, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$8,613
Unrealized Gain (Loss) on Market Value of Futures	(95,325)
Interest Income	105
ETF Transactions Fees	350
Total (Loss)	$(86,257)

Expenses
Management Fees	$1,365
Brokerage Commissions	216
Non-interested Directors' Fees and Expenses	32
Prepaid Insurance Expense	18
Other Expenses	5,208
Total Expenses	6,839
Expense Waiver	(4,893)
Net Expenses	$1,946
Net (Loss)	$(88,203)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 3/1/14	$2,155,773
Additions (50,000 Shares)	997,004
Net (Loss)	(88,203)

Net Asset Value End of Month	$3,064,574
Net Asset Value Per Share (150,000 Shares)	$20.43

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended March 31, 2014

Statement of Income (Loss)

Income
Realized Trading Gain on Futures	$158,213
Realized Trading (Loss) on Foreign Currency Transactions	(13)
Unrealized (Loss) on Market Value of Futures	(41,949)
Unrealized Gain on Foreign Currency Translations	2
Interest Income	109
Total Income	$116,362

Expenses
Management Fees	$1,765
Brokerage Commissions	203
Non-interested Directors' Fees and Expenses	33
Prepaid Insurance Expense	19
Other Expenses	1,860
Total Expenses	3,880
Expense Waiver	(1,529)
Net Expenses	$2,351
Net Income	$114,011

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 3/1/14	$2,509,059
Net Income	114,011

Net Asset Value End of Month	$2,623,070
Net Asset Value Per Share (100,000 Shares)	$26.23

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Metals Index Fund

Monthly Account Statement

For the Month Ended March 31, 2014

Statement of Income (Loss)

Income
Realized Trading Gain on Futures	$(8,014)
Unrealized (Loss) on Market Value of Futures	(46,421)
Interest Income	95
Total (Loss)	$(54,340)

Expenses
Management Fees	$1,314
Brokerage Commissions	54
Non-interested Directors' Fees and Expenses	28
Prepaid Insurance Expense	20
Other Expenses	1,860
Total Expenses	3,276
Expense Waiver	(1,579)
Net Expenses	$1,697
Net Income (Loss)	$(56,037)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 3/1/14	$2,239,499
Net (Loss)	(56,037)

Net Asset Value End of Month	$2,183,462
Net Asset Value Per Share (100,000 Shares)	$21.83

To the Shareholders of United States Metals Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Metals Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended March 31, 2014

Statement of Income (Loss)

Income
Realized Trading Gain on Futures	$9,436,707
Realized Trading (Loss) on Foreign Currency Transactions	(9)
Unrealized (Loss) on Market Value of Futures	(3,428,073)
Unrealized Gain on Foreign Currency Translations	4
Interest Income	25,751
ETF Transaction Fees	2,100
Total Income	$6,036,480

Expenses
Management Fees	$457,796
Brokerage Commissions	36,864
Tax Reporting Fees	26,710
Audit Fees	9,393
Non-interested Directors' Fees and Expenses	7,266
Prepaid Insurance Expense	4,154
Legal Fees	1,872
Other Expenses	8,928
Total Expenses	$552,683
Expense Waiver	(8,001)
Net Expenses	$544,682
Net Income	$5,491,798

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 3/1/14	$555,106,289
Additions (350,000 Shares)	18,598,363
Net Income	5,497,798

Net Asset Value End of Month	$579,196,450

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612